Employment Agreement (Senior management)

            This employment agreement is between AJOL Co., Ltd.("AJOL") and Tetsushi Nishikawa ("Nishikawa"):
            AJOL

            Name: AJOL, Inc.

            By:      Yoshihiro Aota, Representative Director
            Address: 52-2 Jingu-mae, Shibuya-ku, Tokyo
            (SEAL OF COMPANY)

            Nishikawa
            Name: Tetsushi Nishikawa       (SIGNATURE AND PERSONAL SEAL)
            Address: TO COME

            I   Purpose
                1.1 Nishikawa has been engaged to provide services
                    described in Section 2 below and AJOL will compensate Nishikawa for such services.
            1   Services to be provided
                I Nishikawa will carry out the responsibilities assigned to him by AJOL in the areas of sales, operations, administration, finance, manufacturing, logistics and distribution, recruiting, R&D and others.
            2 Place of employment
            Standard place of employment be in Tokyo and adjacent Kanto prefectures.
            3   Working hours
                4.1 Standard hours will be from 8:00 a.m. to 5:00 p.m.
                4.2 Late shift hours will be from 10:00 p.m. from
                    1:00 p.m.
                4.3 Holiday shifts will be from 9:00 a.m. to 5:00 p.m.
                4.4 Recess for standard working hours will be from 12:00
                    p.m. to 1:00 p.m. and from 3:00 p.m. to 3:20 p.m. If working beyond 8:00 p.m. on a standard hours shift day, there will another recess from 6:00 p.m. Recess during late shift from 3:00 p.m. to 3:20 p.m., and from 6:00 p.m. to 7:00 p.m.
                4.5 However, the working and recess hours may be changed,
                    depending on the needs required by the business of the Company.

            I   Standard days off
            Standard days off will be Saturdays, Sundays, national holidays and other days determined by AJOL. 21-lowever, Nishikawa may be required to work on standard days off and given a compensating days off depending on the needs required by the business of the Company. 3Except in an emergency, Nishikawa will be given at least one-month notice when he is required to work on standard days off.
            4 When working on a standard days off is required, the compensating days off will also be notified.
            2 Adherence to working hours
                1   Adherence to working hours will be self-imposed.
                    Absences greater than half a day or working on a day off shall be reported on a prescribed form to AJOL. Coming into the office after 1:00 pm or departing before 12:00 p.m. shall be considered to be an absence greater than half a day.
            3 Annual Paid vacation
            lAnnual paid vacations will become vested three months after commencement of employment, providing an attendance greater than 80% is achieved, Paid vacations may be taken from the first day of the month following vesting at the rate of 10 days per year and 1 additional day per year for each additional year worked (2 additional days per year after employment of 3 years and 3 months), up to a maximum of 20 days per year.


                                  EXHIBIT 10.3

            2Approval of the president is required at least one day before commencement of the vacation in writing. If the president has left the office, notice shall be submitted to the president by a facsimile to the president's residence and when a facsimile cannot be used, notice is submitted by leaving a message on the president's cellular phone. 3When there is no notification by the preceding clause, it is considered to be an unauthorized absence and cannot be changed to annual paid holidays. 40nce a notice for working on a standard day off is made, as specified in section 5.3 above, a paid vacation cannot be taken in the week immediately following such a date. However, if Nishikawa must take days off for unavoidable reasons, such day off may be converted to compensating days off.
            4 Employment Class, grade, and salary

                 1.  The Employment class and the grade are M class 37
                    grade.
                 4.1.If 25 hours of overtime and 5 hours of night shift
                    is demanded, your compensation will be calculated
                    as follows:
                    Wages on job evaluation     362,310 yen (The unit
                      price for every six hours of working on a standard days off is 16,640 yen)
                        + Overtime allowance          69,917 yen
                        + Night-shift allowance        2,773 yen
                        = Monthly salary             435.000 yen

                 1.1. For overtime and night shift allowances to be paid,
                     such time must be pre- approved.
                 2. Payment of monthly compensation is for the period from the 16th of the previous month to 15th of the current month and is payable on the 25th of the current month.
                 1 Commuting allowance will be made according to company regulations.
                 3. Absences greater than half day will be deducted at the rate of annual compensation divided by (365-120) per day.
                 4   Allowance for working on a standard day off
                     1) To receive allowance for working on a standard
                        day off, such time must be pre-approved. However, even if it is pre-approved, the allowance will not be paid if a compensating day off is taken.
                     2) When work is performed in the office on a
                        standard day off, seven hours will be deemed to be worked for purposes of calculating the allowance to be paid.
                     3) When work is performed at a distributors'
                        training session on a standard day off, six hours will be deemed to be worked for purposes of calculating the allowance to be paid.
                     4) When attending an Acube event or representing the
                        company on a standard day off such as distributor sponsored functions or funerals, six hours will be deemed to be worked for purposes of calculating the allowance to be paid. However, the allowance will not be paid if your responsibilities for attending such event is not dire.
                     5) When covering or attending a meeting on a
                        standard day off, four hours will be deemed to be worked for purposes of calculating the allowance to be paid.
                     6) Allowance for working on a standard day off will
                        not be paid for attendance at training sessions, overseas business trips, in-house events, weddings of employees or business associates.
                     7) Allowance for working on a standard day off for
                        the departure and return dates of a business trip will not be paid if it is for travel only.
                     8) TOCOME
                     l Business trip allowances will be paid according to company regulations.
                     1) Nishikawa will be required to submit a business
                        trip application by the day before a business trip except in an emergency situation.
                     2) The per them allowance for accommodations is
                        12,000 yen per day, including tax.




                                  EXHIBIT 10.3

                       3) The per them allowance for other expenses will
                          be 5,000 yen per day, except in cases where you will be an instructor for distributor training:



                                  Kanto lst region 3 Outside of Kantolst
                                    prefectures      region 3 prefectures
                                    -----------      --------------------


                  Instructor             2,500 yen         7,500 yen
                  Assistant instructor   2,000 yen         7,000 yen
                  Instructor trainee     1,500 yen         6,500 yen
                  Rookie instructor      1,000 yen         6,000 yen
                  Instructor assistant                     5,000 yen

                      1) Actual expenses for accommodations exceeding per them will be paid when accompanying the president or customer.
                      2) Actual expenses for accommodations exceeding per them will be paid in unavoidable circumstances.
                      3) Acube events outside of the Kanto 1st region 3 prefectures in which Nishikawa carries great responsibility for the event will be treated as a regular business trip and the normal per them will be provided.,
                      4) When attending training sessions, internal events, "by invitation" events sponsored by business associates, weddings of employee or business associates, only transportation and accommodations per them will be provided. The per them allowance for other expenses will not be provided.
                      5) The daily per them allowance for other expenses will not be paid on the departure and return dates if it is for the convenience of travel.
                      6)  The daily per them allowance for other expenses
                          will be paid if the departure or return date
                          falls on a day off.
                      Bonus will be provided based on monthly
                      compensation. However, the timing of bonus payments or suspensions of bonuses may be possible due to unavoidable circumstances.

                      1) In each half of the year, one to three months' monthly compensation may be paid, in general, according to company results and evaluations.
                      2) In each year, the periods of measurement of company results and evaluations will be from October to-March and April through September. As a general rule, payments will be made in July and December.
                      3)  To receive the bonus, Nishikawa must be
                          employed by AJOL at the payment date.

                      When the period of employment does not correspond with the periods of measurement of company results, tenure of employment will be rounded down to the complete months of tenure and an adjusted amount will be paid. 9. Sincerity and integrity

                      9.1 Nishikawa will carry out the duties and responsibilities set forth by AJOL with sincerity and integrity.

                      i. Approval of Nishikawa
                      10.1 Nishikawa approves and consents to this agreement.

                      i Compensation for damages

                      I If AJOL suffer damages as a result of Nishikawa's intentional acts or gross negligence, Nishikawa will provide compensation for such damages. This provision will be in effect even after the termination of the remainder of the agreement. 12. Duration of agreement


                                  EXHIBIT 10.3

                      1. Duration of this agreement is from April 1, 2002 to March 31, 2003.

                      2. AJOL will notify Nishikawa at least 30 days before the expiration of this agreement to renew or not to renew this agreement at the termination of this agreement.

                      Termination of agreement
                      13.1 AJOL may be released from this agreement for violation of this agreement by Nishikawa or for other cause.
                      13.2 AJOL may be released from this agreement with 30 days notice for unavoidable circumstances.
                      13.3 Nishikawa may be released from this agreement with 14 days notice.










                                  EXHIBIT 10.3